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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC  20549




                                       FORM 8-K




                                    CURRENT REPORT




                       Pursuant to Section 13 or 15 (d) of the
                           Securities Exchange Act of 1934




                  Date of Report (Date of earliest event reported):
                                    June 13, 1996




                          FIRST PLACE FINANCIAL CORPORATION
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                (Exact name of registrant as specified in its charter)




           New Mexico                0-25956                    85-0317365
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(State or other jurisdiction of    (Commission              (I.R.S Employer
incorporation or organization)     file number)             Identification No.)


100 East Broadway, Farmington, New Mexico                           87401
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Address of principal executive offices                             Zip Code


Registrant's telephone number, including area code:  (505) 326-9000
                                                     --------------

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

    (a) At a meeting held on June 7, 1996, the Audit Committee of the Board of Directors of First Place Financial Corporation (the Company), approved the engagement of KPMG Peat Marwick LLP as the Company's principal auditors for the year ending December 31, 1996. Prior to engaging KPMG, Chandler and Company served as the Company's independent public accountants and had audited the Company's accounts since
         1988. The change was made to provide the Company more SEC and banking industry expertise.

    (b) In connection with the audits of the Company's financial statements for the fiscal year ended December 31, 1995 and 1994 and for the interim period through June 7, 1996, there were no disagreements with Chandler and Company on any matter of accounting principles or practices, financial statement disclosure or audit procedure or scope. Neither report contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

    (c) During the two most recent fiscal years through the present, there have been no reportable events with Chandler and Company. Additionally, the Company has not consulted with KPMG Peat
         Marwick LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years through the interim period ended June 7, 1996.

    (d) A letter from Chandler and Company, addressed to the Securities and Exchange Commission is included as Exhibit 16 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  EXHIBITS

         NUMBER                        DESCRIPTION
           16                Letter of Chandler and Company
                             to the Securities and Exchange
                             Commission

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                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FIRST PLACE FINANCIAL CORPORATION
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                                       (Registrant)


Date:  June 13, 1996         James D. Rose
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                             James D. Rose
                             President and Chief Operating Officer